SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):September 16, 2003

                                CytRx Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-15327                                58-1642750
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        (Commission File Number)           (I.R.S. Employer Identification No.)

11726 San Vicente Blvd., Suite 650, Los Angeles, CA              90049
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (310) 826-5648
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               Registrant's Telephone Number, Including Area Code

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         (Former Name or Former Address, if Changed Since Last Report).

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     A. On September 16, 2003, CytRx Corporation completed a private placement of its common stock and warrants to purchase shares of common stock. A press release announcing the foregoing sale of securities was issued by CytRx on September 17, 2003. The foregoing press release and the forms of documents entered into in connection with the offering are filed as exhibits to this Current Report on Form 8-K.

     B. On September 17, 2003, CytRx Corporation issued a press release announcing that it had reached an agreement in principle with Michael Czech, Ph.D., Professor and Chair of Molecular Medicine, and Professor of Biochemistry and Molecular Pharmacology at the University of Massachusetts Medical School (UMMS), and a team of prominent scientists to form Araios, Inc., a CytRx subsidiary that will develop orally active small molecule based drugs to prevent, treat and cure obesity and type II diabetes. The foregoing press release is filed as an exhibit to Current Report Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c) The following exhibits are filed as part of this Current Report on Form 8-K:

EXHIBIT NO.   DESCRIPTION
-----------   -----------

4.1 Form of Warrant for the Purchase of Shares of Common Stock, dated September 16, 2003, issued to the Purchasers by CytRx Corporation.

10.1 Form of Securities Purchase Agreement, dated as of September 15, 2003, entered into by and among CytRx Corporation and the Purchasers.

10.2 Form of Registration Rights Agreement, dated as of September 15, 2003, entered into by and among CytRx Corporation and the Purchasers.

99.1 Press release regarding completion of private placement issued September 17, 2003.

99.2          Press release regarding Araios, Inc. issued September 17, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTRX CORPORATION
                                        (Registrant)

Date:  September 17, 2003

                                        By:  /s/ Steven A. Kriegsman
                                             ---------------------------------
                                             Name:  Steven A. Kriegsman
                                             Title: Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------

4.1 Form of Warrant for the Purchase of Shares of Common Stock, dated September 16, 2003, issued to the Purchasers by CytRx Corporation.

10.1 Form of Securities Purchase Agreement, dated as of September 15, 2003, entered into by and among CytRx Corporation and the Purchasers.

10.2 Form of Registration Rights Agreement, dated as of September 15, 2003, entered into by and among CytRx Corporation and the Purchasers.

99.1 Press release regarding completion of private placement issued September 17, 2003.

99.2          Press release regarding Araios, Inc. issued September 17, 2003.